UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 21, 2013

Teckmine Industries, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52745	98-0534859
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

17622 La Entrada Drive, Yorba Linda, CA 92886
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code:  (949) 280-5710

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On February 21, 2013, we entered into a non-binding letter of intent with Victory Electronic Cigarettes LLC, a limited liability company organized under the laws of the State of Florida, whereby, following entry into a formal agreement and the closing thereof, we propose to acquire all of the securities of Victory Electronic Cigarettes in exchange for the issuance of 32,500,000 shares of common stock in the capital of our company.  A copy of the letter of intent is filed as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

No.	Description
10.1	January 17, 2013 Letter of Intent with Victory Electronic Cigarettes LLC

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECKMINE INDUSTRIES, INC

Date: February 21, 2013	By:	/s/ Nathan Woods
Name: Nathan Woods
Title: President, Treasurer and Secretary

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